SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 26, 2001
                        (Date of earliest event reported)



                                  NAVTECH, INC.
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               (Exact name of Registrant as specified in charter)



Delaware                                  0-15362                     11-2883366
---------------------------        --------------------     --------------------
(State or other jurisdiction      (Commission File No.)           (IRS Employer
of incorporation)                                         Identification Number)


          2340 Garden Road, Suite 102, Monterey, California      93940
          ------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code: (519) 747-9883

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (c)      Exhibits.
                           --------

                           23.1     Consent of Deloitte & Touche LLP

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                   NAVTECH, INC.

Dated: January 24, 2001                                      By:/s/David Strucke
                                                                ----------------
                                                                   David Strucke
                                                         Chief Financial Officer

Exhibit 23.1


                       Consent of Independent Accountants


We consent to the incorporation by reference in the registration statements on Form S-8 (SEC file nos. 333-32648 and 333-32656) dated March 16, 2000 of our report dated December 21, 2000 appearing in the Annual Report of Navtech Inc. on Form 10-KSB for the year ended October 31, 2000.

                                                       /s/ Deloitte & Touche LLP


Kitchener, Ontario
January 26, 2001